EXHIBIT 10.2
Annex B

ASSET PURCHASE AGREEMENT

BY AND BETWEEN

LIU SHI NENG ("BUYER")

AND

SMARTPAY EXPRESS INC.

("SELLER")

Dated as of May 10, 2012

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT IS MADE THIS 10th day of May, 2012 (the “Agreement”) by and between SmartPay, Express Inc., with an address of 1315 Lawrence Avenue, East, Suite 520, Toronto Ontario, Canada M3A3R3,  (“Seller”), and Liu Shi Neng, with an address of No. 1 Hexi Four Alley, Henuangang Village, Beisha, Nanhai  District, Lishui Town, Foshan, Guangdong Province, China (“Purchaser”).
R E C I T A L S

R.1.           Seller is the owner of the Eastern Concept Development Ltd. and its subsidiaries, Eastern Concept Corporate Consulting and Foshan Wanzhi Electron S&T Co., Ltd (collectively, the “Business”) and all of the assets as listed in the balance sheets as on the Closing Date (defined below) and all the business agreements and licenses (hereafter the “Assets”), used in the operation of the Business.

R.2.           Seller desires to sell and transfer to Purchaser and Purchaser desires to purchase and receive from Seller the Business and the Assets for the consideration of and upon the terms and conditions set forth in this Agreement.

In consideration of the promises and of the mutual agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Recitals.  The Recitals set forth above are incorporated and made a part of this Agreement.

2.           Supersedes all Prior Agreements.  This Agreement hereby supersedes and replaces all prior agreements both written and oral.  In the event any prior agreements shall have terms which conflict with this Agreement, the terms of this Agreement shall control.

3.           Sale and Purchase of Assets.  Subject to the terms and conditions of this Agreement, Seller shall sell the Business and Assets to the Purchaser without any warranties or guaranties whatsoever.

3.1           All of the assets used by Seller in the conduct of the Business by Seller shall be included as Assets to be conveyed hereunder except any assets agreed to between the parties which shall be set forth in the List of Excluded Assets attached hereto as Exhibit B made a part hereof.  The Assets shall include:

3.1.1  all furniture, furnishings, fixtures, equipment, inventory, and other tangible personal property, and replacements thereof, now or hereafter used in connection with the management operation, maintenance or repair of the Business.
3.1.1.1 Intentionally Deleted.

3.1.2.3  to the extend assignable, all licenses, permits authorizations, approvals, certificates of occupancy and all other approvals necessary for the current use and operation of the Business; and

3.1.2.3 all rights, title and interest of Seller in all transferable warranties, telephone exchange numbers, and architectural plans and specifications, related to the Business.

4.           Purchase Price.  The purchase price to be paid by the Purchaser to Seller for all of the Assets shall be in the form of the assumption of all Seller’s liabilities as adjusted to the Closing Date.

5.           Inventory.  The Seller shall not be responsible for the physical count and delivery of the inventory conveyed and the Buyer accepts the responsibilities of taking over whatever inventory is available regardless of the record in the books of the Seller.

6.           Allocation of Purchase Price.  On or before the Closing Date, the parties shall agree to a mutually acceptable allocation of the Purchase Price.

7.           Bill of Sale.  At the Closing, Seller shall deliver to the Purchaser a Bill of Sale effectively transferring, assigning and delivering to the Purchaser all of Seller’s     right, title, and interest in and to the Assets and Seller makes no guarantees or warranties with respect to the Business or the Assets.

8.           Creditors:.

8.1           Intentionally deleted.

8.2           Intentionally deleted.

8.3           Intentionally deleted.

9.           Adjustments.  On the Closing Date, as hereinafter set forth, Buyer shall be responsible for all taxes to the national and local tax bureaus.   Seller shall not be responsible for Federal, State and local income taxes and sales taxes on income earned, and income made up to and including Closing Date.

10.           Exclusions.  All of the Assets used by the Seller in the conduct of the Business by the Seller shall be included in the sale herein except any assets agreed to between the parties which shall be set forth in a separate List of Excluded Assets attached hereto as Exhibit B and made a part hereof.

11.           Purchaser to Assume Seller’s Liabilities. As the Purchase Price, Purchaser shall assume, pay, discharge, and become liable in all respects for any and all the debts, liabilities or obligations of whatever nature, whether disclosed or undisclosed, attributable to the conduct of the Business, prior to the closing.

12.           Warranties and Representations of Seller.  Seller hereby warrants and represents the Purchaser as follows:

12.1           Seller has duly authorized and approved the execution and delivery of this Agreement and the performance of the transactions provided for herein. No other action is required in connection herewith. This Agreement constitutes a legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms.

12.2           Seller is not, and shall not on the Closing Date, be a party to any contract or agreement relating to, having effect upon or restricting the sale, assignment or transfer of the Assets.

12.3           No agent, broker, person or firm action on behalf of Seller or any of its affiliates is, or will be, entitled to any commission, broker's or finder's fees from any party, or from any affiliate of any party, in connection with any of the transactions contemplated by this Agreement.

12.4           Seller is, and on the Closing Date shall be, in compliance with all applicable laws, ordinances, rules and regulations of the City, County, State and Federal Government all administrative instrumentalities relating to the Assets and the use thereof by Purchaser.

12.5           No representation and warranty of Seller contained in this Agreement (including, without limitation, the Schedules hereto), nor any other statement, schedule, certificate or other document delivered or to be delivered by Seller to Purchaser pursuant hereto or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances in which they were made, not misleading.

13.           Warranties and Representations of Purchaser.  Purchaser hereby warrants and represents the Seller as follows:

13.1           Purchaser has duly authorized and approved the execution and delivery of this Agreement and the performance of the transactions provided for herein. No other action is required in connection herewith. This Agreement constitutes a legal, valid and binding obligation of Purchaser and is enforceable against Purchaser in accordance with its terms.

13.2           No agent, broker, person or firm action on behalf of Purchaser or any of his affiliates is, or will be, entitled to any commission, broker's or finder's fees from any party, or from any affiliate of any party, in connection with any of the transactions contemplated by this Agreement.

13.3           There are no suits, actions, claims, proceedings (including, without limitation, arbitral and administrative proceedings) or governmental investigations pending or, to the knowledge of Purchaser, threatened against or contemplated against the Purchaser relating to or affecting, directly or indirectly, the intended business of Purchaser that will utilize the Business or the Assets. There are no such suits, actions, proceedings, claims or investigations pending or, to the knowledge of Purchaser, threatened challenging the validity or propriety of, or otherwise involving, this Agreement or the transactions contemplated hereby.  There is no judgment, order, injunction, decree or award issued by any court, arbitrator, governmental body or agency thereof to which the Purchaser is a party and which would materially affect the Business or the Assets acquired hereunder.

13.4  No representation and warranty of Purchaser contained in this Agreement (including, without limitation, the Schedules hereto), nor any other statement, schedule, certificate or other document delivered or to be delivered by Purchaser to Seller pursuant hereto or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances in which they were made, not misleading.

13.5           Purchaser represents and warrants to, and covenants with, the Seller that Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to the purchase of the Business and the Assets hereunder.  Purchaser has requested, received, reviewed and considered all information he deems relevant in making an informed decision to acquire the Business and the Assets, and in connection with his decision to acquire the Assets herein, has relied solely upon his own knowledge and investigation of the Seller’s books and records related to the Business and the Assets and the representations and warranties of Seller set forth herein.

13.6           The foregoing representations and warranties are made by Purchaser with the knowledge and expectation that Seller is placing complete reliance thereon in entering into, and performing its obligations under, this Agreement, and the same shall not be affected in any respect whatsoever by any investigation heretofore conducted by or on behalf of Purchaser, whether in contemplation of this Agreement or otherwise.

14.           Survival of Representations and Warranties.

The representations, warranties and agreements of Seller and Purchaser as set forth in this Agreement or in any Schedule attached hereto are made as of the date of this Agreement and shall be true, correct and accurate on and as of the Closing Date.

15.           Transfer of Licenses

15.1           The parties shall execute all documents required in connection with the transfer of licenses, if any.

15.2           Seller shall not be responsible for maintaining any applicable licenses or paying any and all renewal fees and amounts due to renew the license through Closing.  The Purchaser shall pay all the fees including those in arrear, if any.

16.           Default; Remedies

16.1           If all conditions have been satisfied, Seller is ready, willing and able to close under this Agreement, and Purchaser fails to close in accordance with the terms of this Agreement, then Seller shall give Purchaser notice of such default.  Purchaser shall have ten (10) business days from receipt of Seller’s notice of default to close in accordance with this Agreement.

16.2           If Purchaser is ready, willing and able to close under this Agreement and if Seller fails to close in accordance with the terms of this Agreement, then Purchaser shall give Seller notice of such default.  Seller shall have ten (10) business days from receipt of Purchaser’s notice of default to close in accordance with this Agreement.

16.2.1           If either party fails to close after such notice; then either party may:

(a)	Terminate this Agreement by written notice given to the other party:

(b)
Elect by written notice given to the other party to proceed to Closing, in which event the non-defaulting party may demand specific performance of this Agreement by the other party, and, if necessary, file and prosecute an action therefore.

(c)
In addition to or in lieu of an action for specific performance, to bring suit for damages incurred by the non-defaulting party, including reasonable attorney’s fees and third party costs incurred in connection with the defaulting party performance under this Agreement.

17.           Fire and Other Casualties.  The Seller shall not bear any risk of destruction, loss or damage to the Assets to be sold hereunder due to fire, storm, or other casualty occurring prior to the Closing Date.

18.           Closing and Closing Date.  The closing shall take place at a location that is mutually agreed upon by both parties.

19.           Survival of Terms and Conditions.  All of the terms and conditions, warranties, covenants and representations of the respective parties hereto shall survive the closing date and shall continue in full force and effect thereafter.

20.           Assignment.  This Agreement may not be assigned by Seller and shall be binding upon and be enforceable by the parties hereto and their respective representatives.  Purchaser may assign this Agreement, or any rights hereunder, to a limited liability company or companies or corporations formed by Purchaser.  The principals to this contract mutually agree that it shall be binding upon them, their heirs and personal representatives and that the provisions hereof contemplate the execution and delivery of a Bill of Sale and the terms hereof shall not be merged therein; that this contract contains the full and entire agreement between the parties hereto and  neither they or their agents shall be bound by any terms, conditions, statements, warranties or representation, oral or written not herein contained.

21.           Entire Agreement.  This Agreement and the Schedules attached hereto constitute the entire agreement of the parties hereto and may not be modified except in writing of like kind by all parties hereto.

22.           Notice.  Any notice which may be given hereunder shall be deemed to have been given if sent by Registered or Certified Mail, postage prepaid, return receipt requested, as follows:

If to Seller:
SmartPay, Express Inc.,
1315 Lawrence Avenue, East, Suite 520
                                                                Toronto Ontario, Canada M3A3R3
Attn: Michael Donaghy

If to Purchaser:                     Liu Shi Neng,
No. 1 Hexi Four Alley, Henuangang Village, Beisha,
Nanhai District, Lishui Town, Foshan,
Guangdong Province, China.

23.           Miscellaneous.

23.1           Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of the State of Nevada, excluding the State’s law of Conflicts of Law.

23.2           No Partnership.  This Agreement is not, and shall not be construed to be, a partnership between any party hereof.  No action of any party hereto shall be binding upon any other party to this Agreement.  No party hereto shall have the power or authority to act on any other party’s behalf, nor shall any party have the power or authority to act as the other party’s agent.

23.3           Descriptive Headings.  The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

23.4           Integration.  This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior negotiations or agreements, whether written or oral.  This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successors, and assigns.

23.5           THE SELLER AND THE PURCHASER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTEND PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

23.6           Waivers.  No course of dealing between any of the Seller and the Purchaser, nor any failure to exercise, not any delay in exercising, any right, power or privilege of the Purchaser hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

23.7           Modification.  This Agreement may not be modified except in writing signed by all parties hereto.  Any and all purported modifications not in a signed writing shall be of no force or effect.

23.8           Rights Cumulative.  The rights and remedies provided herein, and in all other agreements, instruments, and documents delivered pursuant to or in connection with this Agreement, and by applicable law are cumulative and are in addition to and not exclusive of any other rights or remedies provided by law.

23.9           Severability.  The provisions of this Agreement are severable.  If any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

23.10           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one document.

23.11           Holidays, etc.   Whenever the last day for the performance of any act required by either Seller or purchaser under this Agreement shall fall upon a Saturday, Sunday, or legal holiday the date for the performance of any such act shall be extended to the next succeeding business day which is not a Saturday, Sunday, or legal holiday.

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IN WITNESS WHEREOF, the parties have hereunto affixed their hands and seals the day and year first above written.

SELLER:

SMARTPAY EXPRESS, INC.

By:_______________________________
Name:
Title:

PURCHASER:

__________________________________
Printed Name: Liu Shi Neng